UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 23, 2006

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

                On August 23, 2006, the Board of Directors of Rite Aid Corporation adopted Amended and Restated By-Laws (the “Amended and Restated By-Laws”), subject to and effective upon the closing of Rite Aid’s acquisition from The Jean Coutu Group (PJC) Inc. of all of the outstanding capital stock of The Jean Coutu Group (PJC) USA, Inc., which is engaged in the business of owning and operating a network of retail pharmacy stores conducting business under the Eckerd and Brooks banners.

                The Amended and Restated By-Laws, among other things:

•                                          Provide for the new position of Non-Executive Co-Chairman of the Board of Directors;

•                                          Update the means by which stockholders and proxyholders may participate in meetings and submit information to account for advances in technology and recent developments in Delaware corporate law;

•                                          Describe certain mechanics relating to stockholder meetings, such as voting by proxy and the appointment of inspectors of election, and other administrative matters consistent with Delaware corporate law; and

•                                          Provide that, if an annual meeting of stockholders is to be held on a date that is more than 25 days (formerly, 30 days) before or after the anniversary date of the prior year’s annual meeting, notice of a stockholder proposal or a stockholder nomination for election to the board of directors, to be timely, must be received by Rite Aid within 10 days following the day on which notice of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

                The foregoing description of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated By-Laws filed as Exhibit 3.1 hereto, which is hereby incorporated into this report by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

3.1           Amended and Restated By-Laws of Rite Aid Corporation

Additional Information and Where to Find It

                Rite Aid intends to file with the Securities and Exchange Commission a proxy statement in connection with the proposed transaction.  The proxy statement will be mailed to the stockholders of Rite Aid.  STOCKHOLDERS OF RITE AID ARE ADVISED TO READ THE

PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Such proxy statement (when available) and other relevant documents may also be obtained, free of charge, on the Securities and Exchange Commission’s website (http://www.sec.gov) or by contacting our Secretary, Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011.

Participants in the Solicitation

                Rite Aid and certain persons may be deemed to be participants in the solicitation of proxies relating to the proposed transaction. The participants in such solicitation may include Rite Aid’s executive officers and directors.  Further information regarding persons who may be deemed participants will be available in Rite Aid’s proxy statement to be filed with the Securities and Exchange Commission in connection with the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

RITE AID CORPORATION

Date: August 28, 2006	By:	/s/ Robert B. Sari
	Name:	Robert B. Sari
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBITS

3.1	Amended and Restated By-Laws of Rite Aid Corporation